Interest Income (Expense), Net	12 Months Ended
Dec. 31, 2025
Banking and Thrift, Interest [Abstract]
Interest Income (Expense), Net	INTEREST INCOME (EXPENSE), NET
Interest income, net consisted of the following:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Income	223	303	226
Expense	(55)	(85)	(55)
Total	168	218	171
Interest income is related to cash and cash equivalents, short-term deposits and marketable securities held by the Company.
Interest income, net recorded in 2025 was composed of $223 million of interest income, offset by interest expense on borrowings and banking fees of $55 million.
No borrowing cost was capitalized in 2025, 2024 and 2023. Nominal interest income received in cash on marketable securities amounted to $110 million for the year ended December 31, 2025, $61 million for the year ended December 31, 2024 and $15 million for the year ended December 31, 2023.